Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 1 23 January 2023 ASX RELEASE Company Announcements Platform December Business Update Strong Revenue Growth and 2nd Straight Month of Profitability Result in 4Q22 Positive Net Income Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Purpose-driven installment payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the month ended 31 December 2022.1 • Total Income (aka revenue) for December increased 15.7% YoY and 1.7% MoM to US$13.6M (A$19.9M2), reaching a new high as a percentage of Underlying Merchant Sales (UMS) of 9.7% (a 356bps YoY improvement). Initiatives launched in 2022 drove the growth in Total Income and diversified the Company’s income streams (e.g., created Sezzle Premium in June 2022). • For the second month in a row, Sezzle achieved profitability – positive Net Income (a GAAP measure) and Adjusted EBTDA3 (a non-GAAP measure). • For 4Q22, Net Income was US$0.5M compared to a Net Loss of US$25.9M in 4Q21. • December’s Net Income of US$1.8M caused the swing to Net Income for 4Q22. In addition to the growth in Total Income, the Provision for Uncollectible Accounts was a key determinant of Net Income for December and the quarter. o For 4Q22, the Provision for Uncollectible Accounts as a percentage of UMS is expected to be 1.5% or less - a significant improvement compared to 3.5% in 4Q21. • Adjusted EBTDA improved further to US$3.8M in 4Q22 compared to a loss of US$24.5M in 4Q21. • Sezzle Premium has over 122,000 active subscribers (22 January 2023). Active subscriptions remained relatively stable during the holiday season as signups were limited to annual subscriptions and new subscribers had to meet specific requirements during the holiday season to qualify for Premium. 1 Unaudited preliminary financial results and as such are subject to the Company’s year end audit. 2 A$ to US$ exchange rate of $0.6813 as of 31 December 2022. 3 Adjusted EBTDA is a non-GAAP measure. For a reconciliation of GAAP Net Income (Loss) to Adjusted EBTDA see Appendix for reconciliation.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 2 • As of 31 December 2022, capital and liquidity were healthy with US$69.7M of cash on hand (US$1.2M restricted) and US$65M drawn on its US$100M credit facility. • Management does not foresee any near-term capital needs due to the Company’s strong liquidity position and operational performance reflected in positive Net Income and Adjusted EBTDA. • The Company plans to report fourth quarter results and hold a conference call for investors on 27 February 2023 (Australian time). “In 2022, we set out on a mission to become profitable by year end. We shared that mission with investors as well as the initiatives we were undertaking to achieve profitability. We are excited, as we have shown investors that we are clearly on the path to profitability with a well-capitalized balance sheet that does not require additional capital,” stated Charlie Youakim, Sezzle’s Chairman and CEO. “We are now working on additional initiatives to build upon what we have started and achieve positive Net Income and Adjusted EBTDA for 2023. We look forward to updating investors and the market on our initiatives as part of our fourth quarter conference call in late February.”

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 3

sezzle
The way forward.

Appendix - Reconciliation of GAAP to Non-GAAP Measures

Reconciliation of Net Income (Loss) to Adjusted EBTDA

	For the three months ended				
(in $US thousands)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss)	$ 517	$ 4,344	$ (15,084)	$ (27,989)	$ (25,922)
Depreciation and amortization	198	207	219	224	211
Income tax expense	2	11	17	21	7
Equity and incentive-based compensation	2,103	2,619	1,863	3,731	505
Other income and expense, net	200	(48)	(155)	228	48
Merger-related costs	-	101	2,059	4,405	642
Reimbursement of merger-related costs	-	(11,000)	-	-	-
Write-off of unamortized debt issuance costs	-	316	-	-	-
Loss on extinguishment of line of credit	814	-	-	-	-
Fair value adjustment on warrants	(50)	-	-	-	-
Adjusted EBTDA	$ 3,783	$ (3,450)	$ (11,082)	$ (19,379)	$ (24,508)

Reconciliation of Operating Expense to Adjusted Operating Expense and Other Income and Expenses

	For the three months ended				
(in $US thousands)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Operating expenses	$ 33,801	$ 23,909	$ 42,805	$ 53,758	$ 57,279
Net interest expense	3,124	2,192	1,670	1,615	1,517
Depreciation and amortization	(198)	(207)	(219)	(224)	(211)
Equity and incentive-based compensation	(2,103)	(2,619)	(1,863)	(3,731)	(505)
Merger-related expenses	-	(101)	(2,059)	(4,405)	(642)
Reimbursement of merger-related costs	-	11,000	-	-	-
Write-off of unamortized debt issuance costs	-	(316)	-	-	-
Adjusted operating expenses and other income and expenses	$ 34,624	$ 33,858	$ 40,334	$ 47,013	$ 57,437

Investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.

This December business update has been approved by the Company's Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Contact Information

For more information about this announcement:

Lee Brading, CFA
Investor Relations
+651 240 6001
InvestorRelations@sezzle.com

Justin Clyne
Company Secretary
+61 407 123 143
jclyne@clynecorporate.com.au

Erin Foran
Media Enquiries
+651 403 2184
erin.foran@sezzle.com

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

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Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 5 About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Cautionary Note Regarding Forward-Looking Statements This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to: statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Announcement, but not limited to: (i) the potential impact of the termination of our merger agreement with Zip Co Limited, including any impact on our stock price, business, financial condition and results of operations, and the potential negative impact to our business and employee relationships(ii) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iii) impact of operating in a highly competitive industry; (iv) impact of macro-economic conditions on consumer spending; (v) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) impact of the loss of key partners and merchant relationships; (xiii) impact of exchange rate fluctuations in the international markets in which we operate; (xiv) our ability to protect our intellectual property

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 6 rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which we operate; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2022 and subsequent quarterly reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this release. This release has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the presentation (any of which may change without notice). No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption. Non-GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: adjusted operating expense and other income and expense and adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provides useful information to the company and investors are as follows: Adjusted operating expense and other income and expenses is defined as GAAP operating expenses plus net interest expense; and less depreciation and amortization, equity and incentive- based compensation, and other non-recurring or non-cash charges as detailed in the reconciliation table of adjusted operating expense and other income and expenses to GAAP operating expense above. We believe that adjusted operating expense and other income and expenses is a useful financial measure to both management and investors for evaluating our operating performance without the impact of certain non-cash and non-recurring charges that do not necessarily correlate to the underlying performance of our business; and Adjusted EBTDA as a non-GAAP measure excludes certain non-cash and non-recurring charges:

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 7 • We believe it is useful to exclude certain non-cash charges such as depreciation, amortization of intangible assets, equity and incentive-based compensation, and fair value adjustments on warrants from Adjusted EBTDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. • We exclude one-time charges including merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, write-offs of unamortized debt issuance costs in connection with changes in our line of credit financing, and extinguishment costs related to our line of credit from our non-GAAP Adjusted EBTDA because we believe these are extraordinary in nature and do not reflect our ongoing business operations. • Adjusted EBTDA as a non-GAAP measure also excludes income tax expense and other income and expense, net, because we believe that these expenses do not reflect the underlying performance of our business operations for the respective periods. We believe that Adjusted EBTDA as a non-GAAP financial measure is useful for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business. We have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. Non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following: • Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Equity and incentive-based compensation has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and a key part of our compensation strategy. • While extraordinary in nature, one-time charges excluded from these non-GAAP financial measures, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, have a significant impact on our working capital and cash.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 8 • Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • This non-GAAP financial measure does not include the effect of foreign currency exchange and remeasurement gains or losses, which are included in other income and expense, net. • Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with U.S. GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.